X-Square Municipal Income Tax Free ETF

(ZTAX)

(a series of X-Square Series Trust)

Supplement dated December 14, 2023, to the Prospectus and Statement of Additional Information

dated February 24, 2023

Effective immediately, the following “Dividends and Distributions” subsection in the section entitled “Distributions” in the Prospectus is hereby deleted and restated as follows:

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends semi-annually.

The Fund intends to distribute substantially all of its net capital gains annually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Effective immediately, the following “Federal Income Taxes” subsection has been added in the section titled “Tax Information” in the Prospectus:

Federal Income Taxes

For the fiscal year ended September 30, 2023, the Fund did not qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will be taxed as a C-corporation rather than a RIC and therefore is obligated to pay federal and state income tax. For the year ended September 30, 2023, the federal income tax rate is 21%. This tax treatment differs from most investment companies, which elect to be treated as RICs in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a RIC due to the type of assets it holds and not being able to satisfy the diversification test, pursuant to IRC Section 851, to be classified as a RIC. It is expected that the Fund will continue to be taxed as a C-corporation going forward.

Effective immediately, the first paragraph in the section entitled “Taxation of The Fund” in the Statement of Additional Information is hereby deleted and restated as follows:

For the fiscal year ended September 30, 2023, the Fund did not qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will be taxed as a C-corporation rather than a RIC and therefore is obligated to pay federal and state income tax. For the year ended September 30, 2023, the federal income tax rate is 21%. This tax treatment differs from most investment companies, which elect to be treated as RICs in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a RIC due to the type of assets it holds and not being able to satisfy the diversification test, pursuant to IRC Section 851, to be classified as a RIC. It is expected that the Fund will continue to be taxed as a C-corporation going forward. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

This Supplement and the Prospectus and SAI dated February 24, 2023, provide relevant information for all shareholders, and should be retained for future reference. The Prospectuses and SAI have been filed with the Securities and Exchange Commission, is incorporated by reference and can be obtained without charge by calling the Fund at (787) 282-1621.